                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     / /    Preliminary Proxy Statement

     / /    Confidential,  For Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

     / /    Definitive Proxy Statement

     /x/    Definitive Additional Materials

     / /    Soliciting Material Pursuant to Section 240.14a-12

                             BKF CAPITAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             STEEL PARTNERS, L.L.C.
                             WARREN G. LICHTENSTEIN
                                  RONALD LABOW
                                  KURT SCHACHT
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     / /    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)    Total fee paid:

--------------------------------------------------------------------------------

     / /    Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     / /    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)    Amount previously paid:

--------------------------------------------------------------------------------

     (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)    Filing Party:

--------------------------------------------------------------------------------

     (4)    Date Filed:

                                      -2-

            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with the  preliminary  results of the annual meeting of  stockholders  of BKF Capital
Group, Inc. (the "Company") held on June 23, 2005.

            Item 1: On June 23, 2005, Steel issued the following  press release.

                                     FOR ADDITIONAL INFORMATION, PLEASE CONTACT:

                             Media:   Sitrick And       Investors: Morrow & Co.,
                                          Company                           Inc.
                                      Los Angeles                  John Ferguson
                                  Michael Sitrick                (800) 654-2468
                                       Terry Fahn        steel.info@morrowco.com
                                       (310) 788-
                                             2850

                                         New York
                                       Jeff Lloyd
                                   (212) 573-6100

FOR IMMEDIATE RELEASE

          STEEL PARTNERS' NOMINEES OVERWHELMINGLY ELECTED TO BKF BOARD

             POLLS REMAIN OPEN TO GIVE STOCKHOLDERS ADDITIONAL TIME
                          TO VOTE ON BINDING PROPOSALS

NEW YORK, NY - June 23, 2005 -- Steel Partners II, L.P. announced that, based on preliminary  voting  results,  its  nominees,  Warren G.  Lichtenstein,  Kurt N.
Schacht and Ronald LaBow, have been  overwhelmingly  elected to the BKF Board by an  approximate  2-to-1  margin  and  that  each  of the  non-binding  proposals recommending  that the BKF Board  destagger the Board of  Directors,  redeem the poison  pill and  retain  an  investment  banking  firm to  pursue a sale of the company have been approved by the stockholders.  The preliminary results,  which are subject to final certification,  were disclosed at the annual meeting of BKF
Capital Group, Inc. (NYSE:BKF) held earlier today.

While the polls with respect to the election of  directors  and the  non-binding stockholder  proposals  are now closed,  BKF will keep the polls open until July
21,  2005 with  respect  to the  binding  proposals  to  destagger  the Board of
Directors and eliminate the  supermajority  voting  requirements for fundamental transactions  in order to solicit more votes to obtain the  necessary 80% of the outstanding shares necessary to approve these proposals.

"BKF's  stockholders have spoken and supported the Steel Partners nominees.  The message is loud and clear," stated Warren G.  Lichtenstein,  the managing member of  Steel  Partners.  "We are  hopeful  that  these  binding  proposals  will be approved.  If they are  approved,  our nominees  will serve for a one-year  term ending at the 2006 annual meeting of stockholders and until their successors are duly elected and qualify. It is our intention to work diligently to increase the value  of BKF  for  all  stockholders.  At the  meeting,  we  recommended  that, following  certification of the election of Steel Partners' nominees, John Levin be appointed to the Board to fill the current vacancy."

STEEL PARTNERS' SLATE

Warren G.  Lichtenstein  is the managing  member of the general partner of Steel
Partners II, L.P.,  an  investment  partnership.  In addition to his  investment experience,  Mr.  Lichtenstein  has extensive  public company  experience as the
Chairman  of  United  Industrial   Corporation  (NYSE:  UIC),   Chairman  of  SL
Industries,  Inc. (AMEX:SLI), a director of Layne Christensen Company (NasdaqNM:
LAYN) and a director of WebFinancial Corporation (NasdaqSC: WEFN).

Kurt N. Schacht is a renowned expert in corporate  governance  reform. He is the
Executive  Director of the CFA Centre for Financial Market  Integrity.  In March
2005, he was appointed to the SEC Advisory Committee on Smaller Public Companies
which was established to examine the impact of the  Sarbanes-Oxley Act and other aspects of the federal securities laws on smaller companies. He helped draft the
Corporate  Governance  Handbook  released  by the New York  Society of  Security
Analysts  and was  named its  Volunteer  of the Year in 2004 for his work on its
Corporate  Governance  Committee.  He has worked on industry panels and programs relating to corporate governance and board of directors issues for organizations such as the New York  Stock  Exchange  and the  American  Society  of  Corporate
Secretaries and served on the National  Association of Corporate  Directors Blue
Ribbon Task Force on evaluating director performance.

Ronald LaBow is the President of Stonehill Investment Corp., an investment fund, and an officer and director of WPN Corp., a financial  consulting company.  From
1991 to 2004,  Mr. LaBow served as Chairman of the Board of WHX  Corporation,  a former NYSE-listed company.